UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2018

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 215-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, Occidental Petroleum Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2018. At the Annual Meeting, the Company’s stockholders approved the Second Amendment (“Second Amendment”) to the Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares available for grant thereunder by an additional 45 million shares. A summary of the LTIP, as amended, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2018 (the “Proxy Statement”). That summary, and the above description of the Second Amendment, are qualified in their entirety by reference to the actual terms of the LTIP, the First Amendment to the LTIP, and the Second Amendment, which are attached as Annex A, Annex B and Annex C, respectively, to the Proxy Statement, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Company’s Annual Meeting on May 4, 2018, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, against or withheld, and broker non-votes for each matter are set forth below.

1.	The eleven nominees proposed by the Board of Directors were elected by the following votes:

Nominee	For	% For	Against	Abstain	Broker Non- Votes
Spencer Abraham	464,158,108	77.59%	134,043,749	1,195,764	75,030,791
Howard I. Atkins	595,164,921	99.44%	3,317,834	914,866	75,030,791
Eugene L. Batchelder	594,081,340	99.26%	4,392,620	923,661	75,030,791
John E. Feick	584,303,956	97.62%	14,186,776	906,889	75,030,791
Margaret M. Foran	590,604,962	98.67%	7,935,455	857,204	75,030,791
Carlos M. Gutierrez	594,848,551	99.39%	3,627,926	921,144	75,030,791
Vicki Hollub	596,452,326	99.65%	2,084,016	861,279	75,030,791
William R. Klesse	592,937,358	99.07%	5,545,025	915,238	75,030,791
Jack B. Moore	588,966,060	98.41%	9,504,307	927,254	75,030,791
Avedick B. Poladian	587,660,245	98.19%	10,786,718	950,658	75,030,791
Elisse B. Walter	596,361,034	99.63%	2,169,426	867,161	75,030,791

2.	The advisory vote to approve named executive officer compensation was approved by the Company’s stockholders by the following vote:

For	% For	Against	Abstain	Broker Non-Votes
575,682,730	96.04%	21,073,648	2,641,243	75,030,791

3.	The proposal to approve the Second Amendment to the 2015 LTIP to increase the number of shares available for grant was approved by the Company’s stockholders by the following vote:

For	% For	Against	Abstain	Broker Non-Votes
561,489,931	93.67%	36,228,092	1,679,598	75,030,791

4.	The ratification of the selection of KPMG as independent auditor for the year ending December 31, 2018, was approved by the Company’s stockholders by the following vote:

For	% For	Against	Abstain
661,977,281	98.15%	11,373,901	1,077,230

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (incorporated by reference to Annex A to our Definitive Proxy Statement on Schedule 14A filed on March 22, 2018).

99.2	First Amendment to the Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (incorporated by reference to Annex B to our Definitive Proxy Statement on Schedule 14A filed on March 22, 2018).

99.3	Second Amendment to the Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (incorporated by reference to Annex C to our Definitive Proxy Statement on Schedule 14A filed on March 22, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Jennifer M. Kirk
	Name:	Jennifer M. Kirk
	Title:	Vice President, Controller and Principal Accounting Officer